Exhibit 10.36

SUBORDINATION AGREEMENT

This Subordination Agreement (the “Agreement”) is made as of February 17, 2012, by and among each of the parties listed as a creditor on a signature page hereto (each, a “Creditor”), and OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314, in its capacity as Collateral Agent (as hereinafter defined) for the Lenders (as hereinafter defined).

Recitals

A. Pursuant to a Loan and Security Agreement (such agreement as it may be amended from time to time, the “Loan Agreement”), dated as of even date herewith, among OXFORD FINANCE LLC (“Oxford;” in its capacity as Collateral Agent for the Lenders, the “Collateral Agent”), the Lenders from time to time a party thereto, including, without limitation, Oxford, RIB-X PHARMACEUTICALS, INC. (“Borrower”) has requested and/or obtained certain loans or other credit accommodations from Lenders to Borrower which are or may be from time to time secured by assets and property of Borrower.

B. Creditor has extended loans or other credit accommodations to Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time.

C. In order to induce Lenders to extend credit to Borrower and, at any time or from time to time, at Lenders’ option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as Lenders may deem advisable, Creditor is willing to subordinate: (i) all of Borrower’s indebtedness to Creditor (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations), whether presently existing or arising in the future, under (a) the Subordinated Convertible Promissory Notes issued pursuant to a Subordinated Convertible Promissory Note Purchase Agreement, dated as of January 7, 2009, between the Borrower and the Purchasers named therein (as amended, the “2009 Note Purchase Agreement”), (b) the Senior Subordinated Convertible Demand Promissory Notes issued pursuant to a Senior Subordinated Convertible Demand Promissory Note Purchase Agreement, dated as of May 28, 2010, between the Borrower and the Purchasers named therein (as amended, the “2010 Note Purchase Agreement”) and (c) the Senior Convertible Demand Promissory Notes issued pursuant to the Senior Convertible Promissory Note Purchase Agreement, dated as of January 10, 2011, between the Borrower and the Purchasers named therein (as amended, the “2011 Note Purchase Agreement” and, the indebtedness under the 2009 Note Purchase Agreement, the 2010 Note Purchase Agreement and the 2011 Note Purchase Agreement, including under the notes issued thereunder and ancillary agreements related thereto, collectively, the “Subordinated Debt”) to all of Borrower’s indebtedness and obligations to the Collateral Agent and/or the Lenders; and (ii) all of Creditor’s security interests, if any, to all security interests in the Borrower’s property in favor of the Collateral Agent and/or the Lenders. Notwithstanding the foregoing, “Subordinated Debt” shall not include Creditor’s actual, reasonable fees and expenses incurred in connection with the review of this Agreement, any amendment (provided the same is permitted under this Agreement and the Loan Agreement) to the documents evidencing the Subordinated Debt (the “Subordinated Debt Documents”) or conversion of the Subordinated Debt, to the extent the same are permitted to be paid under the terms of the Subordinated Debt Documents.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Creditor hereby acknowledges and agrees that (i) Creditor does not have any lien on or security interest in any property of Borrower, whether now owned or hereafter acquired, including, without limitation, the “Collateral” as defined in the Loan Agreement, (ii) Borrower is prohibited from granting to the Creditor any lien on or security interest in any property of Borrower, whether now owned or hereafter acquired, including, without limitation, the Collateral and (iii) the Creditor shall not take any lien on or security interest in any property of Borrower whether now owned or hereafter acquired, including without limitation, the Collateral. In furtherance of the foregoing, Creditor hereby subordinates to the Collateral Agent and the Lenders any security interest or lien that Creditor may have in any property of Borrower, including without limitation, the Collateral. Notwithstanding the

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respective dates of attachment or perfection of any security interest of Creditor and the security interest of the Collateral Agent and the Lenders, the lien and security interest of the Collateral Agent and the Lenders in the any property of Borrower, whether now owned or hereafter acquired, including, without limitation, the Collateral, shall at all times be senior to the lien and security interest of Creditor.

2. All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to the Collateral Agent and the Lenders now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding, and all obligations under the Loan Agreement (the “Senior Debt”).

3. Creditor will not demand or receive from Borrower (and Borrower will not pay to Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Creditor exercise any remedy with respect to the Subordinated Debt or any property of the Borrower, whether now owned or hereafter acquired, including, without limitation, the Collateral, nor will Creditor accelerate the Subordinated Debt at any time prior to the acceleration of the Senior Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, until such time as (i) the Senior Debt is fully paid in cash, and (ii) the Lenders have no commitment or obligation to lend any further funds to Borrower. Nothing in the foregoing paragraph shall prohibit Creditor from converting all or any part of the Subordinated Debt into equity securities of Borrower which do not have any call, put or other conversion features that would obligate Borrower to pay any money (including the payment of any dividends or other distributions for so long as the Senior Debt remains outstanding) or deliver any other securities or consideration to the holder.

4. Creditor shall hold in trust for the Collateral Agent and the Lenders and promptly deliver to the Collateral Agent in the form received (except for endorsement or assignment by Creditor where required by the Collateral Agent), for application to the Senior Debt, any payment, distribution, security or proceeds received by Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

5. In the event of Borrower’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and the Collateral Agent’s and the Lenders’ claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to Creditor.

6. Until the Senior Debt is fully paid in cash and Lenders’ arrangements to lend any funds to Borrower have been terminated, Creditor irrevocably appoints the Collateral Agent as Creditor’s attorney-in-fact, and grants to the Collateral Agent a power of attorney with full power of substitution, in the name of Creditor or in the name of the Collateral Agent and/or the Lenders, for the use and benefit of the Collateral Agent and the Lenders, without notice to Creditor, to perform at the Collateral Agent’s option the following acts in any bankruptcy, insolvency or similar proceeding involving Borrower:

(i) To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if the Collateral Agent elects, in its sole discretion, to file such claim or claims;

(ii) To accept or reject any plan of reorganization or arrangement on behalf of Creditor and to otherwise vote Creditor’s claims in respect of any Subordinated Debt in any manner that the Collateral Agent deems appropriate for the enforcement of its rights hereunder, if Creditor does not do so prior to 30 days before the expiration of the time to vote such claims in such proceeding and if the Collateral Agent elects, in its sole discretion, to vote such claim or claims.

7. By the execution of this Agreement, Creditor hereby authorizes the Collateral Agent and the Lenders to amend any financing statements filed by Creditor against Borrower as follows: “In accordance with a certain Subordination Agreement by and among the Secured Party, the Debtor and Oxford Finance Corporation, in its capacity as Collateral Agent, the Secured Party has subordinated any security interest or lien that Secured Party

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may have in any property of the Debtor to the security interest of Oxford Finance Corporation and the Lenders identified therein in all assets of the Debtor, notwithstanding the respective dates of attachment or perfection of the security interest of the Secured Party and Oxford Finance Corporation and the Lenders.”

8. Neither the Borrower nor the Creditor may amend the terms of any Subordinated Debt without the prior written consent of the Collateral Agent and the Lenders; provided that (a) Borrower and Creditor may extend the maturity date of the Subordinated Debt without the consent of Collateral Agent or any Lender and (b) Borrower and Creditor may amend the provisions of the Subordinated Debt relating solely to equity conversion of the Subordinated Debt so long as the resulting provisions would not require the Borrower or the Creditor to act in a manner contrary to this Agreement. Without limiting the foregoing, no amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of any security interest or lien that Creditor may have in any property of Borrower. By way of example, such instruments shall not be amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. The Collateral Agent and the Lenders shall have the right, acting in their sole discretion, to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of any of the property or assets of the Borrower, including, without limitation, the Collateral, except in accordance with the terms of the Senior Debt. Upon written notice from the Collateral Agent of the Collateral Agent’s and the Lenders’ agreement to release its lien on all or any portion of the Collateral in connection with the sale, transfer or other disposition thereof by the Collateral Agent and the Lenders (or by Borrower with consent of the Collateral Agent and the Lenders), Creditor shall be deemed to have also, automatically and simultaneously, released any lien or security interest on such Collateral, and Creditor shall upon written request by the Collateral Agent, immediately take such action as shall be necessary or appropriate to evidence and confirm such release. All proceeds resulting from any such sale, transfer or other disposition shall be applied first to the Senior Debt until payment in full thereof, with the balance, if any, to the Subordinated Debt, or to any other entitled party. If Creditor fails to release any lien or security interest as required hereunder, Creditor hereby appoints the Collateral Agent as attorney in fact for Creditor with full power of substitution to release Creditor’s liens and security interests as provided hereunder. Such power of attorney being coupled with an interest shall be irrevocable.

9. All necessary action on the part of the Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of Creditor hereunder has been taken. This Agreement constitutes the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms. The execution, delivery and performance of and compliance with this Agreement by Creditor will not (i) result in any material violation or default of any term of any of the Creditor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (ii) violate any material applicable law, rule or regulation.

10. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by the Collateral Agent or the Lenders for any reason (including, without limitation, the bankruptcy of Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and, to the extent such payments are not required to be (and are not, in fact) paid over to another party in accordance with law, Creditor shall immediately pay over to the Collateral Agent all payments received with respect to the Subordinated Debt prior to the date that is 91 days following the payment in full of the Senior Debt, to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Creditor, the Collateral Agent and the Lenders may take such actions with respect to the Senior Debt as the Collateral Agent and the Lenders, in their sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect the Collateral Agent’s and the Lenders’ rights hereunder.

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11. This Agreement shall bind any successors or assignees of Creditor and shall benefit any successors or assigns of the Collateral Agent and the Lenders. This Agreement shall remain effective until terminated in writing by the Collateral Agent. This Agreement is solely for the benefit of Creditor and the Collateral Agent and the Lenders and not for the benefit of Borrower or any other party. Creditor further agree that if Borrower is in the process of refinancing any portion of the Senior Debt with a new lender, and if the Collateral Agent and/or the Lenders makes a request of Creditor, Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

12. Creditor hereby agrees to execute such documents and/or take such further action as the Collateral Agent and the Lenders may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by the Collateral Agent.

13. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles. Creditor and the Collateral Agent submit to the exclusive jurisdiction of the state and federal courts located in New York, New York in any action, suit, or proceeding of any kind, against it which arises out of or by reason of this Agreement. CREDITOR AND COLLATERAL AGENT WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

15. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Creditor is not relying on any representations by the Collateral Agent, the Lenders or Borrower in entering into this Agreement and Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by Creditor and the Collateral Agent.

16. All notices by any party to this Agreement must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail (if an email address is specified herein) or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated on the signature pages hereto. Any party hereto may change its mailing address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 16.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

OXFORD FINANCE LLC, as
Collateral Agent

By:	/s/ T.A. Lox
Name:	T.A. Lox
Title:	COO

Address:	133 North Fairfax Street
Alexandria, Virginia 22314 Attention: Legal Department
Fax: (703) 519-5225

With a copy (which shall not constitute

Notice) to:	DLA Piper LLP (US)
4365 Executive Drive, Suite 1100 San Diego, California 92121-2133
Attn: Troy Zander
Fax: (858) 638-5086

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

WP VIII FINANCE, L.P.

By:	WPVIII GP, L.P., its
General Partner
By:	Warburg Pincus Private Equity VIII, L.P., its
General Partner
By:	Warburg Pincus Partners, LLC, its
General Partner
By:	Warburg Pincus & Co., its
Managing Member

By:	/s/ Cecilia Gonzalo
Name:	Cecilia Gonzalo
Title:	Partner

Address:	c/o Warburg Pincus LLC
450 Lexington Avenue, 32nd Floor
New York, NY 10017

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:	Warburg Pincus Partners, LLC, its General Partner
By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Cecilia Gonzalo
Name:	Cecilia Gonzalo
Title:	Partner

Address:	c/o Warburg Pincus LLC
450 Lexington Avenue, 32nd Floor
New York, NY 10017

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

S.R. ONE, LIMITED

By:	/s/ Brian Gallagher
Name:	Brian Gallagher
Title:	Vice President and Partner

Address:	Eight Tower Bridge
161 Washington Street, Ste. 500
Conshohocken, PA 19428-2077

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

AXIOM VENTURE PARTNERS III, L.P.

By:	/s/ Alan Mendelson
Name:	Alan Mendelson
Title:	General Partner

Address:	City Place II, 17th Floor
185 Asylum Street
Hartford, CT 06103

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

VOX EQUITY PARTNERS, L.P.

By:	/s/ Matt Kelley
Name:	Matt Kelley
Title:	MGP

Address:	1551 No. Flagler Drive, UPH04 West Palm Beach, FL 33401

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

ABS VENTURES VII L.P.

By:	Calvert Capital Caymans I L.L.C.

By:	/s/ R. William Burgess Jr.
Name:	R. William Burgess Jr.
Title:	Senior Manager

Address:	950 Winter Street Waltham, MA 02451

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

SAINTS CAPITAL VI, L.P.

By:	Saints Capital VI, LLC, its General Partner

By:	/s/ David Quinlivan
Name:	David Quinlivan
Title:	Managing Member

Address:	475 Sansome Street, Suite 1850
San Francisco, CA 94111

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

MEDIMMUNE VENTURES, INC.

By:	/s/ Isai Peimer
Name:	Isai Peimer
Title:	Principal, MedImmune Ventures, Inc.

Address:	One Medimmune Way
Gaithersburg, MD 20878

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CHP II L.P.

By:	CHP II Management, LLC, its General Partner

By:	/s/ John J. Park
Name:	John J. Park
Title:	Managing Member

Address:	c/o Cardinal Partners
230 Nassau Street
Princeton, NJ 08542

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

RADIUS VENTURE PARTNERS II L.P.

By:	Radius Venture Partners II, LLC, its General Partner

By:	/s/ Jordan S. Davis
Name:	Jordan S. Davis
Title:	Managing Member

Address:	400 Madison Avenue, 8th Floor
New York, NY 10017

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

VOX EQUITY PARTNERS II, L.P.

By:	VOX II GENERAL PARTNER, LLC, its General Partner
By:	Omega Fund III, LP, its
Member
By:	Omega Fund III GP LP, its General Partner
By:	Omega Fund III, GP Limited, its General Partner

By:	/s/ Sharon Alvarez
Name:	Sharon Alvarez
Title:	Director

Address:	c/o Omega Funds
545 Boylston Street, Suite 803
Boston, MA 02116

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CONNECTICUT INNOVATIONS, INCORPORATED

By:	/s/ Peter Longo
Name:	Peter Longo
Title:	President & Executive Director

Address:	865 Brook Street Rocky Hill, CT 06067

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

/s/ C. Boyd Clarke
C. Boyd Clarke

Address:	1423 Colton Road
Gladwyne, PA 19035

STATE OF FLORIDA

COUNTY OF NASSAU

The foregoing instrument was acknowledged before me this 13th day of Feb., 2012, by C. Boyd Clarke.

/s/ Norma J. Osbourne
(Signature of Notary Public-State of Florida)

Norma J. Osbourne
(Name of Notary Typed, Printed, or Stamped)

(NOTARY SEAL)

Personally Known             OR Produced Identification             X

Type of Identification Produced PA. DL.

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

SAINTS CAPITAL GRANITE, L.P.

By:	Saints Capital Granite, LLC, its General Partner

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Director

Address:	475 Sansome Street, Suite 1850 San Francisco, CA 94111

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

/s/ Thomas Steitz
Thomas Steitz

Address:	45 Prospect Hill
Stony Creek, CT 06405

State of Colorado

County of Eagle ss.

On this the 13 day of February, 2012, before me, Jennifer Alvey, the undersigned officer, personally appeared Thomas Steitz, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

In witness whereof I hereunto set my hand.

/s/ Jennifer Alvey
Signature of Notary Public
Date Commission Expires: 9-25-2013

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Thomas Steitz

/s/ Joan Steitz
Joan Steitz

Address:	49 Prospect Hill
Stony Creek, CT 06405

State of Connecticut

County of            ss.

On this the    day of            , 20    , before me,            , the undersigned officer, personally appeared Thomas Steitz and Joan Steitz, known to me (or satisfactorily proven) to be the person whose names are subscribed to the within instrument and acknowledged that they executed the same for the purposes therein contained.

In witness whereof I hereunto set my hand.

Signature of Notary Public
Date Commission Expires:

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

/s/ Elaine Jones
Elaine Jones

Address:	813 Caldwell Road
Wayne, PA 19087

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF PHILADELPHIA	)

On this, the 15th day of February, 2012, before me a notary public, the undersigned officer, personally appeared Elaine Jones, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that she executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal.

/s/ Christina Williams
Notary Public

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

/s/ Barbara Dalton
Barbara Dalton

Address:	201 Wolf Lane
Ambler, PA 19002

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF	)

On this, the    day of            , 20    , before me a notary public, the undersigned officer, personally appeared Barbara Dalton, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that she executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal.

Notary Public

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

/s/ Susan Froshauer
Susan Froshauer

Address:	75 Ruggles Road
Guilford, CT 06437

State of Connecticut

County of New Haven ss. Branford

On this the 11 day of February, 2012, before me, Pat O’Kieffe, the undersigned officer, personally appeared Susan Froshauer, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

In witness whereof I hereunto set my hand.

/s/ Pat O’Kieffe

Signature of Notary Public

Date Commission Expires: 6/30/16

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

OBP IV – HOLDINGS LLC

By:	The Class A Member on behalf of
Saints Capital Granite, L.P.

By:	Saints Capital Granite, LLC, its
General Partner

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Director

Address:	475 Sansome Street, Suite 1850
San Francisco, CA 94111

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

MRNA II – HOLDINGS LLC

By:	The Class A Member on behalf of
Saints Capital Granite, L.P.

By:	Saints Capital Granite, LLC, its
General Partner

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Director

Address:	475 Sansome Street, Suite 1850
San Francisco, CA 94111

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

The undersigned approves of the terms of this Agreement.

BORROWER:

RIB-X PHARMACEUTICALS, INC.

By:	/s/ Robert A. Conerly
Name:	Robert A. Conerly
Title:	CFO

Address:	300 George Street, Suite 301
New Haven, CT 06511
	Attn:	Chief Financial Officer
	Fax:	(203) 624-5627

With a copy (which shall not constitute
Notice) to:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
	Attn:	Meryl J. Epstein
	Fax:	(617) 542-2241
	Email:	MJEpstein@mintz.com

[Signature Page to Subordination Agreement]